SUPPLEMENT DATED FEBRUARY 27, 2015

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

SMALL-CAP EQUITY PORTFOLIO CLASS I AND P SHARES DATED MAY 1, 2014

This supplement revises the Small-Cap Equity Portfolio Class I and P Shares summary prospectus dated May 1, 2014, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

All references to William J. Lippman in the Management subsection are deleted.